SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

September 25, 2002

Date of Report (date of earliest event reported)

SONICWALL, INC.

(Exact name of Registrant as specified in its charter)

California	000-27723	77-0270079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1160 Bordeaux Drive
Sunnyvale, California 94089

(Address of principal executive offices)

(408) 745-9600

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure

On September 25, 2002 SonicWALL announced expected preliminary financial results for the fiscal quarter ended September 30, 2002. SonicWALL’s press release regarding the foregoing is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company’s business contained in the press release are “forward-looking” rather than “historic.” The press release also states that these and other risks relating to SonicWALL’s business are set forth in the documents filed by SonicWALL with the Securities and Exchange Commission, specifically the most recent report on Form 10-K, and the other reports filed from time to time with the Securities and Exchange Commission.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Press Release dated September 25, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONICWALL, INC.

Date: October 4, 2002	By:	/s/ MICHAEL SHERIDAN
Michael Sheridan Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 25, 2002.